SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  July 1, 1996

                             MOBILEMEDIA CORPORATION

             (Exact name of registrant as specified in its charter)

       Delaware                       0-26320                    22-3253006
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.

               Not Applicable


Item 2.  Acquisition or Disposition of Assets.

               Not Applicable


Item 3.  Bankruptcy or Receivership.

               Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant.

               Not Applicable


Item 5.  Other Events.

               On July 1, 1996, the Company issued the press release attached as Exhibit A hereto.


Item 6.  Resignations of Registrants Directors.

               Not Applicable


Item 7.  Financial Statements and Exhibits.

               Not Applicable


Item 8.  Change in Fiscal Year.

               Not Applicable

































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







          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MOBILEMEDIA CORPORATION,
                                        a Delaware corporation


Date: July 1, 1996                      By:   /s/ KENNETH R. MCVAY
                                             -----------------------------------
                                                  Kenneth R. McVay
                                                  Senior Vice President,
                                                  General Counsel
























































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






                                  EXHIBIT INDEX



Exhibit                                                                     Page
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Exhibit A - Press Release dated July 1, 1996.                                 5


































































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                                                           FOR IMMEDIATE RELEASE
CONTACT:
- -------
     Santo J. Pittsman                         Lois F. Brown
     Sr. Vice President & CFO                  Director, Investor Relations
     (201) 393-4693                            (201) 462-4959
                                               Pager 1-800-225-0256 PIN 5966175


                 MOBILEMEDIA TO RAISE APPROXIMATELY $150 MILLION
                   THROUGH PRIVATE OFFERING OF DEBT SECURITIES
                     RATHER THAN CONVERTIBLE PREFERRED STOCK


RIDGEFIELD PARK, NJ, July 1, 1996........MobileMedia Corporation

(NASDAQ:MBLM) today announced that it intends to raise approximately

$150 million through a private offering of senior discount notes rather than through its previously announced private offering of convertible preferred stock.



     "Due to current market conditions, we believe it is prudent to raise additional capital through the issuance of debt rather than equity securities,"

stated Gregory Rorke, MobileMedia's Chief Executive Officer.  "An equity offering at this time would be unduly dilutive to our stockholders.  When market conditions become more favorable in the future, we would consider issuing additional equity securities."



     As previously announced, the Company will use the proceeds of the offering to fund working capital requirements and for other general corporate purposes,

principally in connection with the integration of its recent acquisition of

MobileComm.



                                                                   cont./......

MOBILEMEDIA
July 1, 1996
Page 2
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     Based in Ridgefield Park, New Jersey, MobileMedia Corporation is the

second largest provider of paging and personal communications services in the

United States, offering local, regional and nationwide coverage to approximately

4.3 million subscribers in all 50 states, Canada and the Caribbean.  On January

4, 1996, MobileMedia completed the acquisition MobileComm and is now using the

MobileComm brand name for all of the Company's products and services.  The

Company operates two one-way nationwide networks and owns two nationwide narrowband PCS licenses for the next generation of wireless messaging services.



The proposed debt securities will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.


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